EXHIBIT 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of the 8th day of September, 2006 (the “Effective Date”) between Foothills Resources, Inc., a Nevada corporation (the “Company”), and TARH E&P Holdings, L.P., a Texas limited partnership (“TARH”).

RECITALS:

WHEREAS, Foothills Texas, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Sub”), and TARH executed that certain Purchase and Sale Agreement, dated as of June 21, 2006, (the “Purchase and Sale Agreement”), whereby Sub has agreed to purchase (the “Acquisition”) from TARH all of TARH’s right, title and interest in certain Properties (as defined in the Purchase and Sale Agreement).

WHEREAS, the Acquisition is expected to close on or before September 30, 2006, or at such other time and place as the parties to the Purchase and Sale Agreement may agree (the “Closing Date”);

WHEREAS, as consideration for the purchase the Properties, Sub agreed in the Purchase and Sale Agreement, among other consideration, to deliver to TARH 1,605,345 shares (the “Registrable Securities”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”);

WHEREAS, as a condition to the Purchase and Sale Agreement, the Company has agreed to provide TARH with certain registration rights related to the Registrable Securities that will be issued to TARH on the Closing Date on the terms set forth herein; and

WHEREAS, pursuant to certain Subscription and Registration Rights Agreements among the Company and the purchasers signatory thereto dated April 6, 2006 and April 20, 2006, the Company is obligated to file a registration statement to register for resale the securities (the “PPO Securities”) sold to investors in the private placement offering consummated in connection with the Company’s reverse merger transaction (the “Private Placement Offering”).

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, the parties mutually agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Acquisition” shall have the meaning set forth in the Recitals.

“Agreement” shall have the meaning set forth in the introductory paragraph hereto.

“Approved Market” means the NASD Over-The-Counter Bulletin Board, the NASDAQ National Market, the NASDAQ Capital Market, the New York Stock Exchange, Inc. or the American Stock Exchange, Inc.

“Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Company notifies TARH that it is required, pursuant to Section 4(f), to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any material acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the Registration and distribution of the Registrable Securities to be covered by such Registration Statement, if any, would be seriously detrimental to the Company and its stockholders and ending on the earlier of (a) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material and (b) such time as the Company notifies TARH that the Company will no longer delay such filing of the Registration Statement, but in no event for more than ninety (90) days, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume.

“Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

“Closing Date” shall have the meaning set forth in the Recitals.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the introductory paragraph hereto.

“Effective Date” shall have the meaning set forth in the introductory paragraph hereto.

“Effectiveness Period” shall have the meaning set forth in Section 4(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Holder” means TARH or any of TARH’s respective successors and Permitted Assignees who acquire rights in accordance with this Agreement with respect to the Registrable Securities directly or indirectly from TARH or from any Permitted Assignee.

“Permitted Assignee” means any of the partners or former partners of TARH as set forth in Schedule 1 attached hereto, or an entity that is controlled by, controls, or is under common control with TARH.

“PPO Securities” shall have the meaning set forth in the Recitals.

“Private Placement Offering” shall have the meaning set forth in the Recitals.

“Purchase and Sale Agreement” shall have the meaning set forth in the Recitals.

“Registrable Securities” means the 1,605,345 shares of Common Stock issued to TARH in connection with the Acquisition, and any shares of Common Stock issued with respect to such shares of Common Stock pursuant to a stock split, stock dividend or similar corporate event, but excluding (a) any Registrable Securities that have been publicly sold or may be sold immediately without registration under the Securities Act either pursuant to Rule 144 of the Securities Act or otherwise, (b) any Registrable Securities sold by TARH in a transaction pursuant to a registration statement filed under the Securities Act or (c) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

“Registration” means a registration of Common Stock effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement. The terms “Register” and “Registered” shall have corollary meanings to “Registration” throughout this Agreement.

“Registration Filing Date” shall have the meaning set forth in Section 3(a).

“Registration Statement” means the registration statement that the Company is required to file pursuant to this Agreement to Register the Registrable Securities.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act.

“Rule 144A” means Rule 144A promulgated by the Commission under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Sub” shall have the meaning set forth in the Recitals.

“TARH” shall have the meaning set forth in the introductory paragraph hereto.

“Trading Day” means any day on which the national securities exchange, the NASDAQ Capital Market, the NASDAQ National Market, the NASD Over the Counter Bulletin Board or such other securities market or quotation system, which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

2. Term. This Agreement shall continue in full force and effect until the later of (i) a period of two years from the Effective Date, and (ii) until the Company is no longer required hereunder to keep a Registration Statement with respect to the Registrable Securities effective under the Securities Act, unless terminated sooner hereunder. Notwithstanding the foregoing, the provisions of Sections 9, 10 and 11 shall survive any termination of this Agreement.

3.  Mandatory and Piggy Back Registration.

(a) Mandatory Registration on Form SB-2. As promptly as reasonably practicable after the Closing Date, but in any event not later than 90 days after the Closing Date (the “Registration Filing Date”), the Company shall file with the Commission a Registration Statement on Form SB-2, or other applicable form, relating to the resale by the Holders of all of the Registrable Securities. In the event that, as of the Registration Filing Date, the Company has not undertaken an obligation to register some or all of the PPO Securities, the Registration Filing Date shall be a date no later than 150 days following the Company’s issuance of Registrable Securities to TARH. The Company shall use its commercially reasonable best efforts to cause the Registration Statement filed as to the Registrable Securities to be declared effective within 120 days after the Registration Filing Date if such Registration Statement is not reviewed by the Commission and within 150 days if the Commission reviews such Registration Statement, in accordance with the provisions of Section 4 hereof. In addition to the foregoing, the Company undertakes to use commercially reasonable efforts to include the Registrable Securities in the registration statement registering the PPO Securities.

(b) Obligation to Re-file or Supplement. If the Company should fail to maintain the effectiveness of the Registration Statement registering for resale the Registrable Securities during the Effectiveness Period, or upon the Company’s provision of notice to the Holders of the happening of any event of the kind described in Section 4(f) and/or the commencement of a Blackout Period, and such Holder’s discontinuance, pursuant to Section 5, of the disposition of Registrable Securities registered under such Registration Statement, the Company shall use its commercially reasonable best efforts, as soon as reasonably practicable but in no event later than sixty (60) days, to take all steps necessary to cause a Registration Statement registering the Registrable Securities to be filed with the Commission and become effective for the public resale of the Registrable Securities by the Holders (and otherwise complying with the provisions of this Agreement), and the Effectiveness Period shall be extended for any such period during which such effectiveness was not maintained and/or any period during which such Holder was required to discontinue such disposition of Registrable Securities.

(c) Piggyback Registration. If at any time any Registrable Securities are not able to be resold pursuant to an effective registration statement, and the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of an offering for its own account or the account of others (but excluding any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Holders twenty (20) days’ prior written notice of its intent to do so, and such notice shall describe the proposed registration and shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request. Upon the written request of any Holder given to the Company within twenty (20) days after the receipt of any such notice by the Company, the Company shall include in such registration statement all or part of the Registrable Securities of such Holder, to the extent requested to be registered. If a registration pursuant to Section 3(c) hereof involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Holders to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then, notwithstanding anything in Section 3(c) to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock requested to be included in such registration for the account of any stockholders of the Company (including the Holders), pro rata among such stockholders on the basis of the number of shares of Common Stock that each of them has requested to be included in such registration, and (ii) second, any shares of Common Stock proposed to be included in such registration for the account of the Company. In connection with any offering involving an underwriting of shares, the Company shall not be required under this Section 3(c) or otherwise to include the Registrable Securities of any Holder therein unless such Holder accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

4. Registration Procedures. The Company will keep each Holder reasonably advised as to the filing and effectiveness of the Registration Statement. At its expense with respect to the Registration Statement, the Company will:

(a) prepare and file with the Commission with respect to the Registrable Securities, a Registration Statement on Form SB-2, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its commercially reasonable efforts to cause such Registration Statement to become and remain effective for a period of two years or for such shorter period ending on the earlier to occur of (i) the sale of all Registrable Securities and (ii) the availability under Rule 144(k) for the Holder to sell the Registrable Securities (in either case, the “Effectiveness Period”);

(b) if a Registration Statement is subject to review by the Commission, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(c) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective during the Effectiveness Period;

(d) furnish, without charge, to each Holder of Registrable Securities covered by such Registration Statement (i) a reasonable number of copies of such Registration Statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may reasonably request, (ii) such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act) as such Holders may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may require to consummate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

(e) use its commercially reasonable best efforts to Register or qualify such Registration under such other applicable securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by such Registration Statement reasonably requests and as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable Registration Statement is deemed effective by the Commission) and do any and all other acts and things necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction; provided further, that the Company shall use its reasonable best efforts to Register or qualify such Registration under the applicable securities or blue sky laws of at least those jurisdictions where the Company was Registered or qualified under such laws for the Registration of the PPO Securities;

(f) as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities, the disposition of which requires delivery of a prospectus relating thereto under the Securities Act, of the happening of any event, which comes to the Company’s attention, that will after the occurrence of such event cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly thereafter prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

(g) comply, and continue to comply during the Effectiveness Period, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such Registration Statement;

(h) as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement;

(i) use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be quoted on the NASD Over-The-Counter Bulletin Board or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded; and

(j) provide a transfer agent and registrar, which may be a single entity, for the shares of Common Stock at all times.

5. Suspension of Offers and Sales. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f) hereof or of the commencement of an Blackout Period, such Holder shall discontinue the disposition of Registrable Securities included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

6. Registration Expenses. The Company shall pay all expenses in connection with any Registration obligation provided herein, including, without limitation, all Registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided that, in any underwritten Registration, each party shall pay for its own underwriting discounts and commissions, fees of brokers and similar industry professionals and transfer taxes. Except as provided in this Section and Section 9, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder.

7. Assignment of Rights. No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that a Holder may assign its rights under this Agreement without such consent to a Permitted Assignee as long as (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

8. Information by Holder. Holders included in any Registration shall furnish to the Company such information as the Company may from time to time reasonable request in writing regarding such Holders and the distribution proposed by such Holders.

9. Indemnification.

(a) In the event of the offer and sale of Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its members, directors, officers, employees, partners and representatives, and each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including, without limitation, any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus (including a free writing prospectus as defined in Rule 405 of the Securities Act), offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under any of the foregoing applicable to the Company in connection with any such registration, qualification or compliance, and the Company shall reimburse each such Holder, each of its officers, directors, partners, members and stockholders and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from any such registration statement, prospectus (including a free writing prospectus as defined in Rule 405 of the Securities Act), offering circular or other document, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder or any of its members, directors, officers, employees, partners, representatives, or controlling persons and shall survive the transfer by any Holder of such shares.

(b) As a condition to including Registrable Securities in any registration statement filed pursuant to this Agreement, each Holder agrees to be bound by the terms of this Section 9 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in registration statement, prospectus (including a free writing prospectus as defined in Rule 405 of the Securities Act), offering circular or other document, or any amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or that arise out of or based upon any violation (or alleged violation) by such Holder of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under any of the foregoing applicable to the Holder in connection with any such registration, qualification or compliance, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus (including a free writing prospectus as defined in Rule 405 of the Securities Act), offering circular or other document, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein. In no event shall any indemnity under this Section 9(b) (aggregated with any amounts paid in contribution pursuant to Section 9(e)) exceed the net proceeds from the offering received by such Holder. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

(c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying parry is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified parry of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation. Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d) In the event that an indemnifying party does or is not permitted to assume the defense of an action pursuant to Sections 9(c) or in the case of the expense reimbursement obligation set forth in Sections 9(a) and (b), the indemnification required by Sections 9(a) and (b) hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

(e) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

10. Rule 144. Until the shorter of (a) 24 months following the Closing Date and (b) the day the Holders no longer own any Registrable Securities, the Company will use its commercially reasonable best efforts to timely file all reports required to be filed by the Company after the date hereof under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) such information as is required for the Holders to sell shares of Common Stock under Rule 144.

11. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the United States of America, both substantive and remedial, without regard to any choice or conflict of law principles thereof. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York, New York County, or in the United States District Court for the Southern District of New York and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

(b) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assigns, executors and administrators of the parties hereto. In the event the Company merges with, or is otherwise acquired by, a direct or indirect subsidiary of a publicly traded company, the Company shall condition the merger or acquisition on the assumption by such parent company of the Company’s obligations under this Agreement.

(c) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

(d) Notices, etc. All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to the Company to:

Foothills Resources, Inc.
4540 California Avenue, Suite 550
Bakersfield, California 93309
Phone: (661) 716-1320

Fax: (661) 716-1340

with copy to:

McGuireWoods LLP
1345 Avenue of the Americas
New York, New York 10105
Attn: Louis W. Zehil
Phone: (212) 548-2138

Fax: (212) 548-2175

If to TARH:

TARH E&P Holdings, LP
98 San Jacinto Blvd., Suite 800
Austin, Texas 78701
Attn: David E. Honeycutt, President
Phone: (512) 480-8700
Fax:  (512) 480-8732

or at such other address as any party shall have furnished to the other parties in writing.

(e) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

(g) Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h) Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company.

This Registration Rights Agreement is hereby executed as of the date first above written.

FOOTHILLS RESOURCES, INC.

By: /s/ Dennis B. Tower
Name: Dennis B. Tower
Its: Chief Executive Officer

TARH E&P HOLDINGS, L.P.

By: /s/ David E. Honeycutt
Name: David E. Honeycutt
Its: President